                                                               EXECUTION VERSION

                                                                   EXHIBIT 10.28

                     Amendment No. 4 to Debtor-In-Possession
                               Financing Agreement

                  This AMENDMENT NO. 4 TO THE DEBTOR-IN-POSSESSION FINANCING AND SECURITY AGREEMENT (this "Amendment No. 4"), dated as of July 14, 2003, by and among Oakwood Homes Corporation, as a debtor and a debtor-in-possession, a North Carolina corporation (the "Parent"), the affiliates of the Parent set forth on the signature pages hereto, each as a debtor and a debtor-in-possession (together with the Parent, individually a "Debtor Borrower" and collectively, the "Debtor Borrowers"), Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company (individually the "Non-Debtor Borrower" and collectively with the Debtor Borrowers, the "Borrowers"), the financial institutions set forth on the signature pages hereto (each individually a "Tranche A Lender" and collectively, the "Tranche A Lenders") and Greenwich Capital Financial Products, Inc., a Delaware corporation, as agent for the Tranche A Lenders (in such capacity, the "Agent"). Reference is made to the Debtor-in-Possession Financing and Security Agreement dated as of January 28, 2003, as amended by Amendment No. 1 to Debtor-In-Possession Financing and Security Agreement dated as of February 27, 2003 ("Amendment No. 1"), Amendment No. 2 to Debtor-In-Possession Financing and Security Agreement dated as of March 17, 2003 ("Amendment No. 2") and Amendment No. 3 to Debtor-In-Possession Financing and Security Agreement dated as of May 30, 2003 ("Amendment No. 3") (collectively, the "Financing Agreement") among the Borrowers, the Tranche A Lenders and the Agent.

                  SECTION 1. All terms used in this Amendment No. 4 which are defined in the Financing Agreement and which are not defined herein have the same meanings as set forth in the Financing Agreement.

                  SECTION 2. This Amendment No. 4 hereby incorporates all terms and conditions in Amendment No. 1, which is attached as Exhibit A hereto, Amendment No. 2, which is attached as Exhibit B hereto, and Amendment No. 3, which is attached as Exhibit C hereto, other than those terms and conditions which are being expressly amended herein.

                  SECTION 3. This Amendment No. 4 hereby incorporates all terms and conditions in the Financing Agreement, other than those terms and conditions which are being expressly amended herein.

                  SECTION 4. Each of the undersigned hereby agrees:

                  a.)      to replace all references to the "Budget" in the
Financing Agreement with the "Amended Budget" and to replace the definition of "Budget" with the following definition of "Amended Budget":

                  "Amended Budget" means the "B+ Forecast dated July 1, 2003" attached hereto as Exhibit F, including a monthly cash flow forecast, prepared by the Borrowers and delivered to the Agent, as such forecast may from time to time be supplemented or revised by the Debtor Borrowers in a manner acceptable to the Tranche A Lenders.

                  b.)      to amend the definition of "Final Maturity Date" so
that it reads as follows:

                  "Final Maturity Date" means the date which is the earliest of
(i) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, (ii) November 30, 2003,
(iii) the sale of a material part of any Borrower's assets (excluding Permitted Dispositions), whether under Section 363 of the Bankruptcy Code, a confirmed plan of reorganization or otherwise; (iv) the date of the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code; (v) the date of the dismissal of any of the Chapter 11 Cases; or (vi) such earlier date on which either (A) all Tranche A Revolving Loans shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Tranche A Revolving Loan Documents or (B) all Tranche A Revolving Loans and all other Obligations for the payment of money shall be paid in full and the Tranche A Total Commitment and this Agreement are terminated.

                  c.)      to amend the definition of "Financial Statements" so
that it reads as follows:

                  "Financial Statements" means (i) the audited consolidated balance sheet of the Borrowers and their Subsidiaries for the Fiscal Year ended September 30, 2002 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended and (ii) the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as of October 31, 2002 to November 15, 2002 (inclusive) and November 16, 2002 to December 31, 2002 (inclusive) and the related consolidated statement of operations, shareholder's equity and cash flows for the two (2) periods then ended.

                  d.)      to amend the definition of "Fiscal Year" so that it
reads as follows:

                  "Fiscal Year" means the fiscal year of the Borrowers ending on June 30 of each year after 2002.

                  e.)      to add the following definitions:

                  "Original Final Maturity Date" shall mean October 15, 2003.

                  "Real Property Collateral (not under Contract)" shall mean all Real Property Collateral as of any date of determination that is not Real Property Collateral under Contract.

                  f.)      and to amend the definition of "Tranche A Total
Commitment" so that it reads as follows:

                  "Tranche A Total Commitment" means $75,000,000 (the "Base Commitment"); provided that for up to 10 consecutive days in any calendar month the Base Commitment shall be increased by $15,000,000 (such additional $15,000,000 commitment, the "Swing Line Commitment"), as such amount may be reduced from time to time pursuant to the terms of this Agreement or limited by order of the Bankruptcy Court; provided further that at least 10 days must elapse between the date the Swing Line Commitment is reduced to zero and the date on which any amount is redrawn under the Swing Line Commitment.

                  SECTION 5. Each of the undersigned hereby agrees to amend
Section 2.01 of the Financing Agreement so that the following Maximum Borrowing Base Sublimits are revised to read as follows (with all other Maximum Borrowing Base Sublimit amounts provided in Section 2.01 of the Financing Agreement remaining constant):

                  a.)      $40,000,000 for Eligible Inventory;

                  b.)      $10,000,000 for REMIC Retained Interests;

                  c.)      $55,000,000 for Servicing Advance Receivables;

                  d.)      $25,000,000 for Corporate Advance Receivables;

                  e.)      $17,500,000 for Real Property Collateral (not under
Contract); and

                  f.)      $10,000,000 for Real Property Collateral under
Contract.

                  SECTION 6. Each of the undersigned hereby agrees to amend
Section 2.08(a) of the Financing Agreement so that it reads as follows:

                  The Borrowers shall pay to the Agent for the account of the Tranche A Lenders, in accordance with a written agreement among such Tranche A Lenders, a non-refundable facility fee (the "Facility Fee") equal to (a) two (2) percent of the Maximum Credit minus the Due Diligence Fee, payable upon entry of the Final Bankruptcy Court Order; (b) two (2) percent of the Maximum Credit payable on the Original Final Maturity Date; and (c) $2,000,000 payable on the Original Final Maturity Date.

                  SECTION 7. Each of the undersigned hereby agrees to amend
Section 7.01(n) of the Financing Agreement in its entirety so that it reads as follows:

                  (n) Financial Covenants. (i) Net Sales. On a cumulative basis for calendar year 2003, measured at the end of each calendar month beginning in August 2003, total consolidated net sales (retail and wholesale) of manufactured housing units shall not have a negative variance greater than 15% (or $20,000,000, whichever is greater) of the "Total Net Sales" as shown on the Consolidated Income Statement of the Amended Budget on a cumulative basis for the period measured.

                                    (ii)     Adjusted Consolidated EBITDA. On a
         cumulative basis for calendar year 2003, measured at the end of each calendar month beginning in August 2003, the Borrowers' consolidated EBITDA adjusted to include restructuring charges for the relevant period shall not have a negative variance greater than $10,000,000 from "Consolidated EBITDA" adjusted to include "Restructuring Charges", in each case as shown on the Consolidated Income Statement of the Amended Budget on a cumulative basis for the period measured.

                                    (iii)    Availability. On a cumulative basis
         for calendar year 2003, measured at all times beginning in July 2003, the sum of (i) Tranche A Borrowing Base Availability and (ii) unrestricted cash or Permitted Investments of the Borrowers shall be no less than $10,000,000, provided that, at no time shall the Tranche A Borrowing Base Availability be less than $5,000,000.

                                    (iv)     Compliance with Financial
         Covenants. Determination of compliance with the financial covenants listed in this Section 7.01(n) is to be based on same accounting policies, procedures and methods as used to develop the Amended Budget.

                  SECTION 8. Each of the undersigned hereby agrees to amend
Section 7.01(v) of the Financing Agreement so that it reads as follows:

                           File (A) a disclosure statement and a plan of reorganization by February 18, 2003; (B) obtain an order of the Bankruptcy Court approving a disclosure statement by September 30, 2003 (the "Disclosure Statement Date"); and (C) obtain an order of the Bankruptcy Court confirming a plan of reorganization, which order shall have become final and non-appealable by November 15, 2003 (the "Confirmation Date"); provided however that a breach of any of the foregoing covenants in this Section 7.01(v) shall not become an Event of Default unless all the Tranche A Lenders so agree.

                   SECTION 9. Each of the undersigned hereby agrees to amend
Section 7.01(w) of the Financing Agreement so that it reads as follows:

                           Obtain an order of the Bankruptcy Court approving the disclosure statement for a plan of reorganization by September 30, 2003, which order shall become final and non-appealable.

                  SECTION 10. The amendments contained in Sections 4, 5, 6, 7, 8 and 9 hereto are limited in effect, shall apply only as expressly set out herein and shall not constitute, or be deemed to be a consent to any other transaction or a waiver or amendment of any other provisions of the Financing Agreement, except as specified herein. Except as aforesaid, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  SECTION 11. This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 12. This Amendment No. 4 shall become effective upon receipt by the Agent of counterparts of this Amendment No. 4 executed by each of the Borrowers, the Agent and the Lenders, and upon Bankruptcy Court approval of this Amendment No. 4 and each attachment hereto by July 31, 2003.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWERS:

                                       OAKWOOD HOMES CORPORATION,
                                       a North Carolina corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Executive Vice President

                                       OAKWOOD ACCEPTANCE CORPORATION,
                                       LLC, a Delaware limited liability company

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       OAKWOOD SHARED SERVICES, LLC,
                                       a Delaware limited liability company

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       OAKWOOD SERVICING HOLDINGS CO., LLC
                                       a Nevada limited liability company

                                       _______________________________
                                       By: Randelle R. Smith
                                       Its: Assistant Treasurer

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

                                       OAKWOOD MOBILE HOMES, INC.,
                                       a North Carolina corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       CREST CAPITAL, LLC,
                                       a Nevada limited liability company

                                       _______________________________
                                       By: Randelle R. Smith
                                       Its: Vice President

                                       FSI FINANCIAL SERVICES, INC.,
                                       a Michigan corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       TRI-STATE INSURANCE AGENCY, INC.,
                                       a Michigan corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

                                       HBOS MANUFACTURING, LP,
                                       a Delaware limited partnership

                                            By: Oakwood Mobile Homes, Inc.,
                                                Its general partner

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       PREFERRED HOUSING SERVICES, LP, a
                                       Delaware limited partnership

                                            By: Oakwood Mobile Homes, Inc.,
                                                Its general partner

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       NEW DIMENSION HOMES, INC.,
                                       a Delaware corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       GOLDEN WEST LEASING, LLC,
                                       a Nevada limited liability company

                                       _______________________________
                                       By: Randelle R. Smith
                                       Its: Vice President

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

                                       DREAMSTREET COMPANY, LLC,
                                       a Delaware limited liability company

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       HOME SERVICE CONTRACT, INC.,
                                       a Michigan corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       SUBURBAN HOME SALES, INC.,
                                       a Michigan corporation

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                                       OAKWOOD MHD4, LLC,
                                       a Delaware limited liability company

                                       _______________________________
                                       By: Robert A. Smith
                                       Its: Vice President

                    [AGENT AND LENDER SIGNATURE PAGE FOLLOWS]

                                      AGENT AND TRANCHE A LENDER:

                                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                      By: ______________________________
                                          Name:
                                          Title:

                                      TRANCHE A LENDER:

                                      BH FINANCE LLC

                                      By: ______________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

                                    EXHIBIT B

                                    EXHIBIT C

                                    EXHIBIT F

 DRAFT

OAKWOOD HOMES

5-YEAR PLAN
CONSOLIDATED                                                      ACTUAL           ACTUAL        ACTUAL          ACTUAL
-------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                     FYE 2002         OCT-02           NOV-02        DEC-02          JAN-03
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                         $ 515,849       $  35,180       $   9,541      $  51,684       $  24,202
  Wholesale                                        410,686          30,886          22,712         27,417          22,282
                                                 ---------       --------------------------------------------------------
 Net Sales                                         926,535          66,066          32,253         79,101          46,484

 Financial Services Income
  Consumer Finance                                 (37,412)          4,028           4,134        (53,543)          6,808
  Insurance                                         29,938           2,270           1,146          1,377           1,020
                                                 ---------       --------------------------------------------------------
 Financial Services Income                          (7,474)          6,298           5,280        (52,166)          7,828

 Other Income                                        7,553             428             257            405             462

                                                 ---------       --------------------------------------------------------
TOTAL REVENUES                                   $ 926,614       $  72,792       $  37,790      $  27,340       $  54,774
                                                 ---------       --------------------------------------------------------

COST AND EXPENSES
 Cost of Sales                                     708,953          52,459          24,291         78,695          38,077
 Gross Profit Percent                                 23.5%           20.6%           24.7%           0.5%           18.1%

 General & Administrative Expenses                  52,404           4,502           5,641         10,351           4,090
   as a percent of sales                               5.7%            6.8%           17.5%          13.1%            8.8%
 Service Expenses (including warranty)              45,580           3,558           2,052          4,551           3,422
   as a percent of sales                               4.9%            5.4%            6.4%           5.8%            7.4%
 Selling Expenses                                  161,865          11,327           5,255         10,832           7,737
   as a percent of sales                              17.5%           17.1%           16.3%          13.7%           16.6%
 Consumer Finance Operating Expenses                51,453           4,393           2,449          7,089           4,076
 Insurance Operating Expenses                       13,511           1,262             662             83             336
 Provision for Losses on Credit Sales               52,512             351             531          2,126           1,418
 Interest Expenses                                  40,126           3,458           1,765          4,545           3,579
                                                 ---------       --------------------------------------------------------
TOTAL COST AND EXPENSES                          $ 417,451       $  81,310       $  42,646      $ 118,272       $  62,735

RESTRUCTURING COSTS & IMPAIRMENT COSTS              71,990               -          34,514          2,427               -
Recapture of Servicing Liabilities                                                                (75,050)
Impairment of REMIC Regular Interests                                                               1,209
Impairment of Guarantee Liabilities                                                               235,776
 Professional Fees                                                                                  4,369           1,854
                                                 ---------       --------------------------------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS       71,990               -          34,514        168,731           1,854

INCOME BEFORE INCOME TAXES                        (271,780)         (8,518)        (39,370)      (259,663)         (9,816)

 Provision for Income Taxes 40%                    (78,729)              -               -              -               -

                                                 ---------       --------------------------------------------------------
NET INCOME                                       $(193,051)      $  (8,518)      $ (39,370)     $(259,663)      $  (9,816)
                                                 =========       ========================================================

 Housing and Corporate                                              (3,468)        (17,764)       (19,963)         (7,009)
 OAC                                                                (1,892)            510            715           2,406
 Insurance                                                           1,008             484          1,294             684
                                                                 --------------------------------------------------------
EBITDA                                                           $  (4,352)      $ (16,770)     $ (17,954)      $  (3,919)
                                                                 ========================================================

5-YEAR PLAN
CONSOLIDATED                                      ACTUAL         ACTUAL          ACTUAL         ACTUAL       FORECAST
----------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                      FEB-03         MAR-03          APR-03         MAY-03        JUN-03
----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                         $  24,554      $  34,871      $  22,899      $  21,807      $  23,208
  Wholesale                                         24,776         29,193         21,154         25,440         31,811
                                                 ---------------------------------------------------------------------
 Net Sales                                          49,330         64,064         44,053         47,247         55,019

 Financial Services Income
  Consumer Finance                                   6,107        (70,042)         5,218          5,019          4,667
  Insurance                                             38            294             83              5            425
                                                 ---------------------------------------------------------------------
 Financial Services Income                           6,145        (69,748)         5,301          5,024          5,092

 Other Income                                          515          2,584          2,086          1,438            458

                                                 ---------------------------------------------------------------------
TOTAL REVENUES                                   $  55,990      $  (3,100)     $  51,440      $  53,709      $  60,569
                                                 ---------------------------------------------------------------------
COST AND EXPENSES
 Cost of Sales                                      40,538         47,393         36,797         37,197         41,575
 Gross Profit Percent                                 17.8%          26.0%          16.5%          21.3%          24.4%

 General & Administrative Expenses                   3,348          3,072          3,387          3,326          3,254
   as a percent of sales                               6.8%           4.8%           7.7%           7.0%           5.9%
 Service Expenses (including warranty)               3,419          1,566          3,388          3,257          2,679
   as a percent of sales                               6.9%           2.4%           7.7%           6.9%           4.9%
 Selling Expenses                                    7,622          7,805          6,371          6,405          6,008
   as a percent of sales                              15.5%          12.2%          14.5%          13.6%          10.9%
 Consumer Finance Operating Expenses                 2,500          4,246          2,102          2,332          5,084
 Insurance Operating Expenses                           30             18              3          1,076             38
 Provision for Losses on Credit Sales                  434            406            403            414            380
 Interest Expenses                                   5,045          3,921          3,671          3,367          1,390
                                                 ---------------------------------------------------------------------
TOTAL COST AND EXPENSES                          $  62,936      $  68,427      $  56,122      $  57,374      $  60,408

RESTRUCTURING COSTS & IMPAIRMENT COSTS                   -            621              -           (551)             -
Recapture of Servicing Liabilities                 (12,740)
Impairment of REMIC Regular Interests
Impairment of Guarantee Liabilities
 Professional Fees                                   2,674          2,187          1,575          1,628          1,650
                                                 ---------------------------------------------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS      (10,066)         2,808          1,575          1,077          1,650

INCOME BEFORE INCOME TAXES                           3,120        (74,335)        (6,257)        (4,742)        (1,489)

 Provision for Income Taxes 40%                          -              -              -              -              -

                                                 ---------------------------------------------------------------------
NET INCOME                                       $   3,120      $ (74,335)     $  (6,257)     $  (4,742)     $  (1,489)
                                                 =====================================================================

 Housing and Corporate                              (6,689)         5,909         (4,238)        (1,994)         1,437
 OAC                                                 4,540          4,299          3,966          3,490            681
 Insurance                                               8            276             80         (1,071)           387
                                                 ---------------------------------------------------------------------
EBITDA                                           $  (2,141)     $  10,484      $    (192)     $     425      $   2,505
                                                 =====================================================================

5-YEAR PLAN
CONSOLIDATED                                     FORECAST       FORECAST       FORECAST
-------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                      JUL-03         AUG-03         SEP-03        FYE 2003
-------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                         $  18,443      $  18,578      $  22,847      $ 307,814
  Wholesale                                         23,440         26,788         31,811        317,709
                                                 ------------------------------------------------------
 Net Sales                                          41,883         45,366         54,658        625,524

 Financial Services Income
  Consumer Finance                                   4,786          4,912          4,877        (73,030)
  Insurance                                            446            445            561          8,111
                                                 ------------------------------------------------------
 Financial Services Income                           5,232          5,357          5,437        (64,920)

 Other Income                                          361            361            449          9,804

                                                 ------------------------------------------------------
TOTAL REVENUES                                   $  47,476      $  51,083      $  60,545      $ 570,408
                                                 ======================================================

COST AND EXPENSES
 Cost of Sales                                      32,745         35,673         41,799        507,240
 Gross Profit Percent                                 21.8%          21.4%          23.5%          18.9%

 General & Administrative Expenses                   3,069          3,117          3,232         50,388
   as a percent of sales                               7.3%           6.9%           5.9%           8.1%
 Service Expenses (including warranty)               2,024          2,200          2,657         34,773
   as a percent of sales                               4.8%           4.8%           4.9%           5.6%
 Selling Expenses                                    5,429          5,505          5,975         86,271
   as a percent of sales                              13.0%          12.1%          10.9%          13.8%
 Consumer Finance Operating Expenses                 3,196          3,176          5,024         45,667
 Insurance Operating Expenses                           38             38             38          3,622
 Provision for Losses on Credit Sales                  380            380            380          7,603
 Interest Expenses                                   1,463          2,494          1,516         36,215
                                                 ------------------------------------------------------
TOTAL COST AND EXPENSES                          $  48,344      $  52,583      $  60,621      $ 771,778

RESTRUCTURING COSTS & IMPAIRMENT COSTS                   -              -              -         37,011
Recapture of Servicing Liabilities                                                              (87,790)
Impairment of REMIC Regular Interests                                                             1,209
Impairment of Guarantee Liabilities                                                             235,776
 Professional Fees                                   1,650          1,650          2,800         22,037
                                                 ------------------------------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS        1,650          1,650          2,800        208,243

INCOME BEFORE INCOME TAXES                          (2,518)        (3,150)        (2,876)      (409,613)

 Provision for Income Taxes 40%                          -              -              -              -

                                                 ------------------------------------------------------
NET INCOME                                       $  (2,518)     $  (3,150)     $  (2,876)     $(409,613)
                                                 ======================================================

 Housing and Corporate                              (1,544)        (1,286)          (220)       (56,829)
 OAC                                                 2,674          2,806            839         25,034
 Insurance                                             408            407            523          4,488
                                                 ------------------------------------------------------
EBITDA                                           $   1,539      $   1,927      $   1,142      $ (27,307)
                                                 ======================================================

                                  Page 1 of 4
                                     DRAFT

DRAFT

OAKWOOD HOMES
5-YEAR PLAN

CONSOLIDATED                                                             ACTUAL       ACTUAL      ACTUAL       ACTUAL      ACTUAL
-----------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                          FYE 2002           OCT-02       NOV-02      DEC-02       JAN-03      FEB-03
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                      $  (8,518)  $ (39,370)  $ (259,663)  $  (9,816)  $   3,120
 Depreciation and Amortization                                              1,159         375        1,776       2,725       4,276
 Non Cash Asset Impairment                                                      -      20,684      187,870           -     (12,740)
 (Gains) losses on sale of securities and loans sold or held for sale                               48,683
 (Increase)/Decrease in Retained Interests                                   (112)       (120)        (122)       (111)       (122)
 Reserve for Uncollectible Receivables                                        115       3,223       (6,096)      1,522       2,905
  Trade Accounts Receivable                                                 6,684       3,641       (4,140)     (4,014)     (2,080)
  Escrow Advances Receivable                                                 (327)       (170)       1,094        (869)        756
  Extensions Receivable                                                       262         153        3,132       1,627         846
  Income Taxes Receivable                                                      10           3       20,409           -           -
  Loan Servicing Assets                                                       318         (84)      (1,125)          -        (115)
  Other Receivables                                                         9,992     (10,341)      10,072       8,549     (13,940)
 Change in Inventory                                                       (1,204)     (5,270)      31,664       4,869       6,673
  Accounts Payable & Accrued Liabilities                                  (20,425)      9,638       41,378     (13,691)     (3,938)
 Insurance Reserves and Unearned Premiums                                    (950)     (9,816)      (5,442)          -           -
 Deferred Income Taxes                                                          -           -            -           -           -
 Other Assets                                                               8,316         450         (262)    (54,558)        471
 Other Long-Term Obligations / Other Assets                                  (519)          1           13          10           -
                                                                        -----------------------------------------------------------
   Cash Provided (used) by Operations                                      (5,199)    (27,003)      69,241     (63,757)    (13,888)
 Loans Originated                                                         (65,324)    (18,030)     (69,437)    (33,152)    (28,887)
 Principal receipts on loans                                                2,423          37        3,057       2,094       3,371
 Sale of Loans                                                                  -           -            -           -           -
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Operating Activities                            $ (68,100)  $ (44,996)  $    2,861   $ (94,815)  $ (39,404)
                                                                        ----------------------------------------------------------
Investing Activities
 Acquisition of Properties & Facilities                                      (677)       (305)        (128)        633       1,493
 Other
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Investing Activities                            $    (677)  $    (305)  $     (128)  $     633   $   1,493
                                                                        -----------------------------------------------------------
Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities               68,000      31,000       45,000       5,618      (2,543)
 Net Borrowings/(Repayments) on DIP                                                     3,462        1,050      70,490      30,000
 Payments on notes and bonds                                                 (117)         (1)         (76)          7          (3)
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Financing Activities                            $  67,883   $  34,461   $   45,974   $  76,115   $  27,454
                                                                        -----------------------------------------------------------
Cash and Cash Equivalents
 Beginning of Period                                                       20,107      19,213        8,373      57,080      39,013
 Net Increase/(Decrease) in Cash and Cash Equivalents                        (894)    (10,840)      48,707     (18,067)    (10,457)
                                                                        -----------------------------------------------------------
 End of Period                                                          $  19,213   $   8,373   $   57,080   $  39,013   $  28,556
                                                                        -----------------------------------------------------------

CONSOLIDATED                                                              ACTUAL       ACTUAL      ACTUAL     FORECAST    FORECAST
-----------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                          FYE 2002            MAR-03       APR-03      MAY-03      JUN-03      JUL-03
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                      $ (74,335)   $  (6,257)   $ (4,742)   $ (1,489)   $ (2,518)
 Depreciation and Amortization                                              3,690        3,519       3,476       1,344       1,347
 Non Cash Asset Impairment                                                 55,398            -        (551)          -           -
 (Gains) losses on sale of securities and loans sold or held for sale      23,057
 (Increase)/Decrease in Retained Interests                                   (120)        (119)       (130)          -           -
 Reserve for Uncollectible Receivables                                      1,608        3,307         296           -           -
  Trade Accounts Receivable                                                 7,841          264      (1,526)       (970)     (1,681)
  Escrow Advances Receivable                                                 (511)         467         322        (154)       (155)
  Extensions Receivable                                                     1,314          (56)        115       1,000       1,000
  Income Taxes Receivable                                                       -            -           -           -           -
  Loan Servicing Assets                                                     2,435        1,048       1,007       1,260       1,246
  Other Receivables                                                        (3,711)      (3,551)        354         983         983
 Change in Inventory                                                        4,525        1,532       7,954         (12)        311
  Accounts Payable & Accrued Liabilities                                   (1,095)      (4,599)     (2,780)       (937)     (3,293)
 Insurance Reserves and Unearned Premiums                                       -            -           -           -           -
 Deferred Income Taxes                                                          -            -           -        (316)        (87)
 Other Assets                                                               1,254       13,243
 Other Long-Term Obligations / Other Assets                                (2,348)           -         711         (28)        (28)
                                                                        -----------------------------------------------------------
   Cash Provided (used) by Operations                                      19,001        8,798       4,506         681      (2,875)
 Loans Originated                                                         (32,452)     (21,206)    (15,760)    (15,080)    (15,692)
 Principal receipts on loans                                                1,702        1,647       2,402
 Sale of Loans                                                            198,216            -           -           -           -
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Operating Activities                            $ 186,467    $ (10,761)   $ (8,852)   $(14,398)   $(18,566)
                                                                        -----------------------------------------------------------
Investing Activities
 Acquisition of Properties & Facilities                                       636        4,775       3,247       3,500        (500)
 Other
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Investing Activities                            $     636    $   4,775    $  3,247    $  3,500    $   (500)
                                                                        -----------------------------------------------------------
Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities             (159,075)      37,000      18,000       6,406      13,266
 Net Borrowings/(Repayments) on DIP                                       (37,000)     (22,000)    (15,000)      3,657         800
 Payments on notes and bonds                                                   (4)          (3)       (150)          -           -
                                                                        -----------------------------------------------------------
Cash Provided/(Used) by Financing Activities                            $(196,079)   $  14,997    $  2,850    $ 10,063    $ 14,066
                                                                        -----------------------------------------------------------
Cash and Cash Equivalents
 Beginning of Period                                                       28,556       19,580      28,591      25,835      25,000
 Net Increase/(Decrease) in Cash and Cash Equivalents                      (8,976)       9,011      (2,755)       (835)     (5,000)
                                                                        -----------------------------------------------------------
 End of Period                                                          $  19,580    $  28,591    $ 25,835    $ 25,000    $ 20,000
                                                                        -----------------------------------------------------------

CONSOLIDATED                                                             FORECAST    FORECAST
-----------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                          FYE 2002            AUG-03      SEP-03      FYE 2003
-----------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                       $ (3,150)   $ (2,876)   $(409,613)
 Depreciation and Amortization                                              1,350       1,353       26,391
 Non Cash Asset Impairment                                                      -           -      250,661
 (Gains) losses on sale of securities and loans sold or held for sale                               71,740
 (Increase)/Decrease in Retained Interests                                      -           -         (956)
 Reserve for Uncollectible Receivables                                          -           -        6,880
  Trade Accounts Receivable                                                 2,720      (1,624)       5,114
  Escrow Advances Receivable                                                 (157)       (158)         138
  Extensions Receivable                                                     1,000       1,000       11,393
  Income Taxes Receivable                                                       -           -       20,422
  Loan Servicing Assets                                                     1,233       1,148        8,371
  Other Receivables                                                           983         983        1,355
 Change in Inventory                                                        1,137         973       53,152
  Accounts Payable & Accrued Liabilities                                     (282)      1,339        1,315
 Insurance Reserves and Unearned Premiums                                       -           -      (16,208)
 Deferred Income Taxes                                                        (75)        (14)        (493)
 Other Assets                                                                                      (31,086)
 Other Long-Term Obligations / Other Assets                                   (28)        (28)      (2,245)
                                                                         ----------------------------------
   Cash Provided (used) by Operations                                       4,731       2,095       (3,667)
 Loans Originated                                                         (16,272)    (14,881)    (346,172)
 Principal receipts on loans                                                                        16,733
 Sale of Loans                                                                  -           -      198,216
                                                                         ----------------------------------
Cash Provided/(Used) by Operating Activities                             $(11,541)   $(12,785)   $(134,890)
                                                                         ----------------------------------
Investing Activities
 Acquisition of Properties & Facilities                                      (500)       (500)      11,674
 Other
                                                                         ----------------------------------
Cash Provided/(Used) by Investing Activities                             $   (500)   $   (500)   $  11,674
                                                                         ----------------------------------
Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities               13,726      13,103       89,501
 Net Borrowings/(Repayments) on DIP                                        (1,685)        183       33,956
 Payments on notes and bonds                                                    -           -         (347)
                                                                         ----------------------------------
Cash Provided/(Used) by Financing Activities                             $ 12,041    $ 13,285    $ 123,111
                                                                         ----------------------------------
Cash and Cash Equivalents
 Beginning of Period                                                       20,000      20,000       20,107
 Net Increase/(Decrease) in Cash and Cash Equivalents                           -           -         (107)
                                                                         ----------------------------------
 End of Period                                                           $ 20,000    $ 20,000    $  20,000
                                                                         ----------------------------------

                                  Page 2 of 4
                                     DRAFT

DRAFT

OAKWOOD HOMES
5-YEAR PLAN

CONSOLIDATED                                                         FORECAST     FORECAST     FORECAST     FORECAST     FORECAST
----------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                          OCT-03       NOV-03       DEC-03       JAN-04       FEB-04
----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                                             $ 19,513     $ 19,513     $ 23,532     $ 16,499     $ 16,499
  Wholesale                                                            24,858       21,213       25,055       23,141       25,716
                                                                     -------------------------------------------------------------
 Net Sales                                                             44,371       40,725       48,587       39,640       42,215

 Financial Services Income
  Consumer Finance                                                      7,927        4,136        4,239        4,364        4,463
  Insurance                                                               370          367          371          358          355
                                                                     -------------------------------------------------------------
 Financial Services Income                                              8,298        4,503        4,610        4,722        4,817

 Other Income                                                             376          376          468          330          330

                                                                     -------------------------------------------------------------
TOTAL REVENUES                                                       $ 53,045     $ 45,604     $ 53,665     $ 44,691     $ 47,362
                                                                     -------------------------------------------------------------
COST AND EXPENSES
 Cost of Sales                                                         34,584       31,974       36,172       30,575       32,424
 Gross Profit Percent                                                    22.1%        21.5%        25.6%        22.9%        23.2%

 General & Administrative Expenses                                      2,932        2,818        3,532        2,874        2,838
  as a percent of sales                                                   6.6%         6.9%         7.3%         7.2%         6.7%
 Service Expenses (including warranty)                                  2,003        1,820        2,192        1,816        1,945
  as a percent of sales                                                   4.5%         4.5%         4.5%         4.6%         4.6%
 Selling Expenses                                                       5,552        5,481        5,780        5,134        5,184
  as a percent of sales                                                  12.5%        13.5%        11.9%        13.0%        12.3%
 Consumer Finance Operating Expenses                                    2,830        2,799        4,681        2,762        2,743
 Insurance Operating Expenses                                              38           38           38           38           38
 Provision for Losses on Credit Sales                                     168          154          184          150          160
 Interest Expenses                                                      5,588        4,263        1,397        1,455        1,520
                                                                     -------------------------------------------------------------
TOTAL COST AND EXPENSES                                              $ 53,694     $ 49,348     $ 53,975     $ 44,803     $ 46,852

RESTRUCTURING COSTS & IMPAIRMENT COSTS                                      -        9,700            -            -            -
Recapture of Servicing Liabilities
Impairment of REMIC Regular Interests
Impairment of Guarantee Liabilities
 Professional Fees                                                      1,650        3,525        1,650            -            -
                                                                     -------------------------------------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS                           1,650       13,225        1,650            -            -

INCOME BEFORE INCOME TAXES                                             (2,299)     (16,968)      (1,961)        (112)         510

 Provision for Income Taxes                   40%                           -            -            -          (45)         204
                                                                     -------------------------------------------------------------
NET INCOME                                                           $ (2,299)    $(16,968)    $ (1,961)    $    (67)    $    306
                                                                     =============================================================

 Housing and Corporate                                                 (1,057)     (13,296)         212           58          642
 OAC                                                                    2,378        2,260          417        2,462        2,538
 Insurance                                                                332          329          333          320          317
                                                                     -------------------------------------------------------------
EBITDA                                                               $  1,654     $(10,707)    $    962     $  2,839     $  3,497
                                                                     =============================================================

CONSOLIDATED                                                         FORECAST     FORECAST     FORECAST     FORECAST     FORECAST
----------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                          MAR-04       APR-04       MAY-04       JUN-04       JUL-04
----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                                             $ 20,583     $ 20,575     $ 20,575     $ 25,735     $ 20,383
  Wholesale                                                            30,559       24,286       27,664       35,044       25,823
                                                                     -------------------------------------------------------------
 Net Sales                                                             51,141       44,861       48,238       60,780       46,206

 Financial Services Income
  Consumer Finance                                                      4,568        4,827        3,894        3,668        3,831
  Insurance                                                               358          355          352          357          345
                                                                     -------------------------------------------------------------
 Financial Services Income                                              4,926        5,181        4,246        4,025        4,177

 Other Income                                                             410          410          410          511          406

                                                                     -------------------------------------------------------------
TOTAL REVENUES                                                       $ 56,477     $ 50,452     $ 52,895     $ 65,316     $ 50,789
                                                                     -------------------------------------------------------------
COST AND EXPENSES
 Cost of Sales                                                         38,369       33,819       36,243       44,640       34,745
 Gross Profit Percent                                                    25.0%        24.6%        24.9%        26.6%        24.8%

 General & Administrative Expenses                                      3,298        2,878        2,892        3,316        2,883
  as a percent of sales                                                   6.4%         6.4%         6.0%         5.5%         6.2%
 Service Expenses (including warranty)                                  2,350        2,034        2,203        2,777        2,099
  as a percent of sales                                                   4.6%         4.5%         4.6%         4.6%         4.5%
 Selling Expenses                                                       5,633        5,508        5,574        6,166        5,520
  as a percent of sales                                                  11.0%        12.3%        11.6%        10.1%        11.9%
 Consumer Finance Operating Expenses                                    4,626        2,709        2,692        4,577        2,660
 Insurance Operating Expenses                                              38           38           38           38           38
 Provision for Losses on Credit Sales                                     193          170          182          230          175
 Interest Expenses                                                      1,571        1,465        1,368        1,355        1,355
                                                                     -------------------------------------------------------------
TOTAL COST AND EXPENSES                                              $ 56,079     $ 48,620     $ 51,191     $ 63,100     $ 49,475

RESTRUCTURING COSTS & IMPAIRMENT COSTS                                      -            -            -            -            -
Recapture of Servicing Liabilities
Impairment of REMIC Regular Interests
Impairment of Guarantee Liabilities
 Professional Fees                                                          -            -            -            -            -
                                                                     -------------------------------------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS                               -            -            -            -            -

INCOME BEFORE INCOME TAXES                                                399        1,832        1,703        2,216        1,314

 Provision for Income Taxes                   40%                         159          733          681          886          525
                                                                     -------------------------------------------------------------
NET INCOME                                                           $    239     $  1,099     $  1,022     $  1,330     $    788
                                                                     =============================================================

 Housing and Corporate                                                  2,391        1,524        2,231        4,887        1,862
 OAC                                                                      696        2,867        2,013         (177)       1,929
 Insurance                                                                320          317          314          319          307
                                                                     -------------------------------------------------------------
EBITDA                                                               $  3,407     $  4,707     $  4,558     $  5,029     $  4,098
                                                                     =============================================================

CONSOLIDATED                                                           FORECAST     FORECAST
----------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                            AUG-04       SEP-04      FYE 2004
----------------------------------------------------------------------------------------------------------
INCOME STATEMENT
REVENUE
 Net Sales
  Retail                                                               $ 20,383     $ 25,519    $ 249,307
  Wholesale                                                              29,505       35,044      327,908
                                                                       -----------------------------------
 Net Sales                                                               49,887       60,564      577,215

 Financial Services Income
  Consumer Finance                                                        3,947        4,071       53,935
  Insurance                                                                 343          348        4,278
                                                                       -----------------------------------
 Financial Services Income                                                4,290        4,419       58,214

 Other Income                                                               406          507        4,941

                                                                       -----------------------------------
TOTAL REVENUES                                                         $ 54,583     $ 65,490    $ 640,369
                                                                       -----------------------------------
COST AND EXPENSES
 Cost of Sales                                                           37,386       44,420      435,350
 Gross Profit Percent                                                      25.1%        26.7%        24.6%

 General & Administrative Expenses                                        2,898        3,315       36,475
  as a percent of sales                                                     5.8%         5.5%         6.3%
 Service Expenses (including warranty)                                    2,283        2,763       26,285
  as a percent of sales                                                     4.6%         4.6%         4.6%
 Selling Expenses                                                         5,592        6,145       67,269
  as a percent of sales                                                    11.2%        10.1%        11.7%
 Consumer Finance Operating Expenses                                      2,644        4,530       40,253
 Insurance Operating Expenses                                                38           38          456
 Provision for Losses on Credit Sales                                       189          229        2,182
 Interest Expenses                                                        1,447        1,483       24,268
                                                                       -----------------------------------
TOTAL COST AND EXPENSES                                                $ 52,477     $ 62,924    $ 632,538

RESTRUCTURING COSTS & IMPAIRMENT COSTS                                        -            -        9,700
Recapture of Servicing Liabilities
Impairment of REMIC Regular Interests
Impairment of Guarantee Liabilities
 Professional Fees                                                            -            -        6,825
                                                                       -----------------------------------
 TOTAL RESTRUCTURING COSTS & IMPAIRMENT COSTS                                 -            -       16,525

INCOME BEFORE INCOME TAXES                                                2,107        2,566       (8,694)

 Provision for Income Taxes                   40%                           843        1,026        5,014
                                                                       -----------------------------------
NET INCOME                                                             $  1,264     $  1,540    $ (13,708)
                                                                       ===================================

 Housing and Corporate                                                    2,633        4,928        7,015
 OAC                                                                      2,018          188       19,590
 Insurance                                                                  305          310        3,822
                                                                       -----------------------------------
EBITDA                                                                 $  4,956     $  5,426    $  30,427
                                                                       ===================================

                                  Page 3 of 4
                                     DRAFT

DRAFT

OAKWOOD HOMES
5-YEAR PLAN

CONSOLIDATED                                                            FORECAST     FORECAST     FORECAST     FORECAST    FORECAST
------------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                             OCT-03       NOV-03       DEC-03       JAN-04      FEB-04
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                     $  (2,299)   $ (16,968)    $ (1,961)    $    (67)   $    306
 Depreciation and Amortization                                             1,134        1,138          701          705         706
 Non Cash Asset Impairment                                                     -            -            -            -           -
 (Gains) losses on sale of securities and loans sold or held for sale    (16,250)
 (Increase)/Decrease in Retained Interests                                     -            -          128          153         125
 Reserve for Uncollectible Receivables                                    (6,685)         (50)         (50)         (50)        (50)
  Trade Accounts Receivable                                                  226        1,581       (1,037)         617         881
  Escrow Advances Receivable                                                (160)        (161)        (163)        (165)       (166)
  Extensions Receivable                                                      340          337          334          330         327
  Income Taxes Receivable                                                      -            -            -            -           -
  Loan Servicing Assets                                                    1,131          859          825          792         760
  Other Receivables                                                        6,585           85           84           84          83
 Change in Inventory                                                       7,910       (1,156)       1,166        1,781      (3,178)
  Accounts Payable & Accrued Liabilities                                     413       (3,851)        (675)      (6,771)     (2,633)
 Insurance Reserves and Unearned Premiums                                      -            -            -            -           -
 Deferred Income Taxes                                                       100         (186)        (243)        (189)         60
 Other Assets
 Other Long-Term Obligations / Other Assets                                  (28)         (28)         (28)         (28)        (28)
                                                                       -------------------------------------------------------------
    Cash Provided (used) by Operations                                    (7,584)     (18,400)        (918)      (2,809)     (2,807)
 Loans Originated                                                        (13,977)     (12,828)     (15,305)     (12,487)    (13,298)
 Principal receipts on loans
 Sale of Loans                                                           130,000            -            -            -           -
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Operating Activities                           $ 108,440    $ (31,229)    $(16,223)    $(15,296)   $(16,105)
                                                                       -------------------------------------------------------------

Investing Activities
 Acquisition of Properties & Facilities                                     (667)        (667)        (667)        (667)       (667)
 Other
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Investing Activities                           $    (667)   $    (667)    $   (667)    $   (667)   $   (667)
                                                                       -------------------------------------------------------------

Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities             (90,287)      11,055       12,138       11,179      10,962
 Net Borrowings/(Repayments) on DIP                                      (17,486)      20,841        4,751        4,783       5,809
 Payments on notes and bonds                                                   -            -            -            -           -
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Financing Activities                           $(107,773)   $  31,895     $ 16,889     $ 15,962    $ 16,771
                                                                       -------------------------------------------------------------

Cash and Cash Equivalents
 Beginning of Period                                                      20,000       20,000       20,000       20,000      20,000
 Net Increase/(Decrease) in Cash and Cash Equivalents                          -            -            -            -           -
                                                                       -------------------------------------------------------------
 End of Period                                                         $  20,000    $  20,000     $ 20,000     $ 20,000    $ 20,000
                                                                       -------------------------------------------------------------

CONSOLIDATED                                                           FORECAST     FORECAST     FORECAST     FORECAST     FORECAST
----------------------------------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                            MAR-04       APR-04       MAY-04       JUN-04       JUL-04
----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                     $    239     $  1,099     $  1,022     $  1,330     $    788
 Depreciation and Amortization                                              708          710          712          713          715
 Non Cash Asset Impairment                                                    -            -            -            -            -
 (Gains) losses on sale of securities and loans sold or held for sale
 (Increase)/Decrease in Retained Interests                                  133      (10,092)      (1,140)         152          191
 Reserve for Uncollectible Receivables                                      (50)         (50)         (50)         (50)         (50)
  Trade Accounts Receivable                                              (2,875)        (268)         714       (3,914)         500
  Escrow Advances Receivable                                               (168)        (170)        (171)        (173)         175
  Extensions Receivable                                                     324          320          317          314          311
  Income Taxes Receivable                                                     -            -            -            -            -
  Loan Servicing Assets                                                     730       (1,863)         775          744          714
  Other Receivables                                                          83           82           82           82           81
 Change in Inventory                                                      5,960       (3,179)      (9,908)      10,521       (3,465)
  Accounts Payable & Accrued Liabilities                                  1,962        1,269         (745)       5,727       (1,906)
 Insurance Reserves and Unearned Premiums                                     -            -            -            -            -
 Deferred Income Taxes                                                      102          209          241          386           54
 Other Assets
 Other Long-Term Obligations / Other Assets                                 (28)         (28)         (28)         (28)         (29)
                                                                       -------------------------------------------------------------
    Cash Provided (used) by Operations                                    7,119      (11,961)      (8,181)      15,802       (1,920)
 Loans Originated                                                       (16,110)     (14,131)     (15,195)     (19,146)     (14,555)
 Principal receipts on loans
 Sale of Loans                                                                -       96,124       32,041            -            -
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Operating Activities                           $ (8,990)    $ 70,032     $  8,665     $ (3,343)    $(16,475)
                                                                       -------------------------------------------------------------

Investing Activities
 Acquisition of Properties & Facilities                                    (667)        (667)        (667)        (667)        (667)
 Other
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Investing Activities                           $   (667)    $   (667)    $   (667)    $   (667)    $   (667)
                                                                       -------------------------------------------------------------

Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities             12,688      (62,711)     (12,609)      14,789       13,207
 Net Borrowings/(Repayments) on DIP                                      (3,030)      (6,654)       4,610      (10,779)       3,935
 Payments on notes and bonds                                                  -            -            -            -            -
                                                                       -------------------------------------------------------------
Cash Provided/(Used) by Financing Activities                           $  9,657     $(69,365)    $ (7,999)    $  4,010     $ 17,142
                                                                       -------------------------------------------------------------

Cash and Cash Equivalents
 Beginning of Period                                                     20,000       20,000       20,000       20,000       20,000
 Net Increase/(Decrease) in Cash and Cash Equivalents                         -            -            -            -            -
                                                                       -------------------------------------------------------------
 End of Period                                                         $ 20,000     $ 20,000     $ 20,000     $ 20,000     $ 20,000

CONSOLIDATED                                                           FORECAST     FORECAST
---------------------------------------------------------------------------------------------------------
24 September 2003 - 10:24 AM                                            AUG-04       SEP-04      FYE 2004
---------------------------------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW

Operating Activities
 Net Income/(Loss)                                                     $  1,264     $  1,540    $ (13,708)
 Depreciation and Amortization                                              717          719        9,378
 Non Cash Asset Impairment                                                    -            -            -
 (Gains) losses on sale of securities and loans sold or held for sale
 (Increase)/Decrease in Retained Interests                                  146          157      (10,047)
 Reserve for Uncollectible Receivables                                      (50)         (50)      (7,235)
  Trade Accounts Receivable                                               3,060       (3,912)      (4,427)
  Escrow Advances Receivable                                                173          171         (978)
  Extensions Receivable                                                     308          305        3,867
  Income Taxes Receivable                                                     -            -            -
  Loan Servicing Assets                                                     686          658        6,811
  Other Receivables                                                          81           80        7,492
 Change in Inventory                                                     (8,138)      13,440       11,755
  Accounts Payable & Accrued Liabilities                                 (5,632)       4,073       (8,770)
 Insurance Reserves and Unearned Premiums                                     -            -            -
 Deferred Income Taxes                                                       66           (9)         590
 Other Assets
 Other Long-Term Obligations / Other Assets                                 (29)         (29)        (341)
                                                                       -----------------------------------
    Cash Provided (used) by Operations                                   (7,350)      17,145       (5,613)
 Loans Originated                                                       (15,714)     (19,078)    (181,823)
 Principal receipts on loans                                                                            -
 Sale of Loans                                                                -            -      258,165
                                                                       -----------------------------------
Cash Provided/(Used) by Operating Activities                           $(23,064)    $ (1,933)   $  70,730
                                                                       -----------------------------------

Investing Activities
 Acquisition of Properties & Facilities                                    (667)        (667)      (8,000)
 Other
                                                                       -----------------------------------
Cash Provided/(Used) by Investing Activities                           $   (667)    $   (667)   $  (8,000)
                                                                       -----------------------------------

Financing Activities
 Net Borrowings/(Repayments) on Short-Term Credit Facilities             12,766       14,874      (51,949)
 Net Borrowings/(Repayments) on DIP                                      10,965      (12,274)       5,470
 Payments on notes and bonds                                                  -            -            -
                                                                       -----------------------------------
Cash Provided/(Used) by Financing Activities                           $ 23,731     $  2,599    $ (46,480)
                                                                       -----------------------------------

Cash and Cash Equivalents
 Beginning of Period                                                     20,000       20,000       20,000
 Net Increase/(Decrease) in Cash and Cash Equivalents                         -            -            -
                                                                       -----------------------------------
 End of Period                                                         $ 20,000     $ 20,000    $  20,000
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